Exhibit 21.1
Subsidiaries of KBS REIT III as of January 9, 2018

CA Capital Management Services II, LLC	KBSIII REIT Acquisition I, LLC
Hardware East Village, LLC	KBSIII REIT Acquisition II, LLC
Hardware Village Community, LLC	KBSIII REIT Acquisition III, LLC
Hardware West Village, LLC	KBSIII REIT Acquisition IV, LLC
KBS Debt Holdings III, LLC	KBSIII REIT Acquisition V, LLC
KBS Debt Holdings III X, LLC	KBSIII REIT Acquisition VI, LLC
KBS Limited Partnership III	KBSIII REIT Acquisition VII, LLC
KBS REIT Holdings III LLC	KBSIII REIT Acquisition VIII, LLC
KBS REIT Properties III, LLC	KBSIII REIT Acquisition IX, LLC
KBS REIT III Finance LLC	KBSIII REIT Acquisition X, LLC
KBSIII 101 South Hanley, LLC	KBSIII REIT Acquisition XI, LLC
KBSIII 155 North 400 West, LLC	KBSIII REIT Acquisition XII, LLC
KBSIII 1550 West McEwan Drive, LLC	KBSIII REIT Acquisition XIII, LLC
KBSIII 171 17th Street, LLC	KBSIII REIT Acquisition XIV, LLC
KBSIII 201 17th Street, LLC	KBSIII REIT Acquisition XV, LLC
KBSIII 201 Spear Street, LLC	KBSIII REIT Acquisition XVI, LLC
KBSIII 222 Main, LLC	KBSIII REIT Acquisition XVII, LLC
KBSIII 3001 Washington, LLC	KBSIII REIT Acquisition XVIII, LLC
KBSIII 3003 Washington, LLC	KBSIII REIT Acquisition XIX, LLC
KBSIII 3003 Washington Member, LLC	KBSIII REIT Acquisition XX, LLC
KBSIII 3003 Washington Member TRS Member, LLC	KBSIII REIT Acquisition XXI, LLC
KBSIII 500 West Madison, LLC	KBSIII REIT Acquisition XXII, LLC
KBSIII 515 Congress, LLC	KBSIII REIT Acquisition XXIII, LLC
KBSIII 60 South Sixth Street, LLC	KBSIII REIT Acquisition XXIV, LLC
KBSIII Almaden Financial Plaza, LLC	KBSIII REIT Acquisition XXV, LLC
KBSIII Anchor Centre, LLC	KBSIII REIT Acquisition XXVI, LLC
KBSIII Carillon, L.P.	KBSIII REIT Acquisition XXVII, LLC
KBSIII CrossPoint At Valley Forge, LLC	KBSIII REIT Acquisition XXVIII, LLC
KBSIII CrossPoint At Valley Forge Trust	KBSIII REIT Acquisition XXIX, LLC
KBSIII Domain Gateway, LLC	KBSIII REIT Acquisition XXX, LLC
KBSIII Hardware Village, LLC	KBSIII REIT Acquisition XXXI, LLC
KBSIII Las Cimas IV, LLC	KBSIII REIT Acquisition XXXII, LLC
KBSIII Legacy Town Center, LLC	KBSIII Reston Square, LLC
KBSIII One Washingtonian, LLC	KBSIII Rocklin Corporate Center, LLC
KBSIII Park Place Village, LLC	KBSIII Sterling Plaza, LLC
KBSIII Park Place Village Hotel Site, LLC	KBSIII Tower at Lake Carolyn, LLC
KBSIII Preston Commons, LLC	KBSIII Village Center Station, LLC
KBSIII Promenade At Eilan, LLC	KBSIII Towers at Emeryville, LLC
KBSIII Promenade One, LLC	KBSIII Ten Almaden, LLC
KBSIII Promenade One Mezz, LLC	KBSIII Village Center Station II Member, LLC
KBSIII Promenade Two, LLC	KBS III TRS Services LLC
KBSIII Promenade Two Mezz, LLC	Village Center Station II Owner, LLC